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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 14, 2005

BI-OPTIC VENTURES, INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	000-49685	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia St, #615 Vancouver, British Columbia, Canada	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 689-2646

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (6-04)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Section 1.  Registrant’s Business and Operations

Item 1.01   Entry into a Material Definitive Agreement

Item 1.02   Termination of a Material Definitive Agreement

Item 1.03   Bankruptcy or Receivership.

            --- No Disclosure Necessary ---

Section 2.  Financial Information

Item 2.01   Completion of Acquisition or Disposition of Assets

Item 2.02   Results of Operations and Financial Condition

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 2.04   Triggering Events That Accelerate or Increase a Direct Financial

            Obligation or an Obligation under an Off-Balance Sheet Arrangement

Item 2.05   Costs Associated with Exit or Disposal Activities.

Item 2.06   Material Impairments.

            --- No Disclosure Necessary ---

Section 3.  Securities and Trading Markets

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing

            Rule or Standard; Transfer of Listing

Item 3.02   Unregistered Sales of Equity Securities

Item 3.03   Material Modification to Rights of Security Holders

            --- No Disclosure Necessary ---

Section 4.  Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant’s Certifying Accountant

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a

            Related Audit Report or Completed Interim Review

            --- No Disclosure Necessary ---

Section 5.  Corporate Governance and Management

Item 5.01   Changes in Control of Registrant.

Item 5.02   Departure of Directors or Principal Officers;

            Election of Directors; Appointment of Principal Officers.

Item 5.03   Amendments to Articles of Incorporation/Bylaws; Change in Fiscal Year.

Item 5.04   Temporary Trading Suspension Under Registrant’s Employee Benefit Plans.

Item 5.05   Amendments to the Registrant’s Code of Ethics, or

            Waiver of a Provision of the Code of Ethics.

            --- No Disclosure Necessary ---

Section 6.  [Reserved]

Section 7.  Regulation FD

Item 7.01   Regulation FD Disclosure.

BI-OPTIC VENTURES INC.

1030 Georgia Street West Suite 615

Vancouver, British Columbia  V6E 2Y3

N E W S R E L E A S E

July 14, 2005

SYMBOL: BOV.H

Bi-Optic Ventures Inc. (the “Company”) wishes to announce that it will not be proceeding with an anticipated acquisition at this time, as the Company was unable to negotiate an agreement that was acceptable to the directors.  The directors will continue to actively look for suitable opportunities for the Company.

On behalf of the Board of Directors,

“Harry Chew”

Harry Chew, President

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Information: This news release may contain forward-looking statements including expectations of future cash flow and earnings.  These statements are based on current expectations that involve a number of risks and uncertainties, which could cause actual results to differ from those anticipated.

Section 8.  Other Events

Item 8.01   Other Events.

            --- No Disclosure Necessary ---

Section 9.  Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

            --- No Disclosure Necessary ---

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2005         Bi-Optic Ventures Inc.

                            (Registrant)

/s/ Harry Chew

(Signature)

(Harry Chew, President/CEO/Director)

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